UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21677

Cohen & Steers International Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2016. The net asset values (NAV) per share at that date were $10.09, $9.99, $10.15, $10.17 and $10.15 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2016	Year Ended December 31, 2016
Cohen & Steers International Realty Fund—Class A	–3.50%	–0.38%
Cohen & Steers International Realty Fund—Class C	–3.80%	–0.98%
Cohen & Steers International Realty Fund—Class I	–3.29%	0.00%[a]
Cohen & Steers International Realty Fund—Class R	–3.22%	–0.05%
Cohen & Steers International Realty Fund—Class Z	–3.29%	0.09%
FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index—net[b]	–3.96%	1.30%
S&P 500 Index[b]	7.82%	11.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  Amount is less than 0.005%.

b  The FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index—net is an unmanaged market-capitalization-weighted total return index which consists of publicly traded equity REITs and listed property companies from developed markets excluding the United States and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Market Review

International real estate stocks had a slightly positive total return as a group for the year, although performance varied by region. Markets initially tumbled amid declining oil prices, which reached a 13-year low in February 2016, and related concerns about global growth. Stocks then moved higher into June, aided by a rebound in oil, generally better economic data and stimulus policies adopted by several central banks. The European Central Bank announced in March that it would expand its bond-buying program and include corporate debt for the first time. Markets were upended mid-period when the U.K. unexpectedly voted in favor of leaving the European Union (Brexit). Real estate markets generally recovered as the shock wore off.

Real estate stocks ended the period on an uncertain note, as generally positive economic data were countered by a sharp rise in bond yields globally in November amid a rising inflation outlook. In this environment, European markets were mixed, with the U.K. a notable underperformer, pressured by Brexit uncertainties. Australia was the best performing country in Asia Pacific.

Fund Performance

The Fund's share classes had flat to slightly negative total returns for the year (except for the Fund's Class Z shares, which had a slightly positive return), and all share classes underperformed the Fund's benchmark. Factors that detracted from relative performance included stock selection in France, as our overweight in Klépierre, a pan-European shopping center landlord, declined despite an improving retail environment. In the Netherlands, stock selection was unfavorable due to our overweight in Wereldhave, which declined on indications that rental rates were weakening across their shopping centers.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

We were underweight Canada, which further detracted from performance as that market rallied in anticipation of faster economic growth as prices for natural resources, particularly crude oil and natural gas, strengthened. U.S. president-elect Trump's proposed elimination of the North American Free Trade Agreement was seen as generally benefiting the Canadian economy, since the two countries would continue with a nearly identical bilateral agreement, allowing Canada to gain market share of U.S.-bound exports that it has been losing to Mexico.

Our overweight in the U.K. also hindered relative performance. The Brexit vote weighed heavily on U.K. real estate securities (and the country's currency), reflecting concerns that heightened business uncertainty would have a negative impact on the country's economy and capital values via reduced hiring and investment activity. The market partly recovered as the worst economic fears were not yet realized, although the London housing market suffered from fears of future damage to the financial sector and had already been declining due to higher stamp duty tax rates, among other reasons.

Our overweight and stock selection in Hong Kong contributed positively to relative performance, as did favorable stock selection in Japan. Stock selection in Australia further contributed, including our overweights in office and retail landlords such as Dexus Property Group and Scentre Group. Dexus Property Group benefited from improving fundamentals in Sydney's office market, helped in part by firmer commodities prices, an important segment of the Australian economy. In Germany, we had beneficial overweights in apartment landlords ADO Properties and Deutsche Wohnen, which rallied on strong fundamentals in the country's residential sector. Relatively good stock selection in the U.K. more than offset the detrimental effect of our overweight in that market.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. Most currencies depreciated against the U.S. dollar, with particular weakness seen in the U.K. pound. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Sincerely,

JON CHEIGH	LUKE SULLIVAN
Portfolio Manager	Portfolio Manager

ROGIER QUIRIJNS	WILLIAM LEUNG
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2016

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–4.86%[b]	–1.97%[c]	—	—	—
1 Year (without sales charge)	–0.38%	–0.98%	0.00%[d]	–0.05%	0.09%
5 Years (with sales charge)	6.09%[b]	6.37%	—	—	—
5 Years (without sales charge)	7.07%	6.37%	7.45%	—	—
10 Years (with sales charge)	–1.51%[b]	–1.70%
10 Years (without sales charge)	–1.05%	–1.70%	–0.71%	—	—
Since Inception[e] (with sales charge)	3.18%[b]	2.92%	—	—	—
Since Inception[e] (without sales charge)	3.58%	2.92%	3.95%	0.17%	0.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2016 prospectus were as follows: Class A—1.47% and 1.35%; Class C—2.12% and 2.00%; Class I—1.22% and 1.00%; Class R—1.62% and 1.50% and Class Z—1.12% and 1.00%. Through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.00% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1.00%.

d  Amount is less than 0.005%.

e  Inception dates: March 31, 2005 for Class A, C and I and October 1, 2015 for Class R and Z, respectively.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016—December 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[a] July 1, 2016– December 31, 2016
Class A
Actual (–3.50% return)	$1,000.00	$964.96	$6.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.85
Class C
Actual (–3.80% return)	$1,000.00	$962.00	$9.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.08	$10.13
Class I
Actual (–3.29% return)	$1,000.00	$967.06	$4.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.08
Class R
Actual (–3.22% return)	$1,000.00	$967.79	$7.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.60	$7.61
Class Z
Actual (–3.29% return)	$1,000.00	$967.06	$4.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.08

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.35%, 2.00%, 1.00%, 1.50% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

December 31, 2016
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Klepierre	$36,341,109	6.4
Mitsui Fudosan Co., Ltd.	32,577,967	5.7
Deutsche Wohnen AG	25,598,749	4.5
Sun Hung Kai Properties Ltd.	24,778,057	4.3
Scentre Group	23,132,385	4.0
Cheung Kong Property Holdings Ltd.	22,979,383	4.0
Mitsubishi Estate Co., Ltd.	22,609,001	4.0
Dexus Property Group	21,741,281	3.8
Segro PLC	21,725,815	3.8
Vicinity Centres	20,792,651	3.6

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2016

		Number of Shares	Value
COMMON STOCK	99.0%
AUSTRALIA	15.3%
REAL ESTATE
DIVERSIFIED	5.4%
BGP Holdings PLC (EUR)[a,b]		56,622,235	$3,123,219
Dexus Property Group		3,131,723	21,741,281
Ingenia Communities Group		3,194,043	6,200,401
			31,064,901
OFFICE	0.8%
Investa Office Fund		1,367,750	4,658,815
RETAIL	7.7%
Scentre Group		6,908,372	23,132,385
Vicinity Centres		9,636,337	20,792,651
			43,925,036
SELF STORAGE	1.4%
National Storage REIT		7,294,666	7,869,974
TOTAL AUSTRALIA			87,518,726
AUSTRIA	2.0%
REAL ESTATE—DIVERSIFIED
BUWOG AG		487,143	11,327,559
BELGIUM	0.2%
REAL ESTATE—RESIDENTIAL
Aedifica SA		13,646	1,021,026
CANADA	3.4%
REAL ESTATE
OFFICE	2.0%
Allied Properties REIT		425,289	11,387,286
RETAIL	1.4%
Smart Real Estate Investment Trust		337,477	8,116,138
TOTAL CANADA			19,503,424

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
FRANCE	7.8%
REAL ESTATE
DIVERSIFIED	1.5%
Gecina SA		61,147	$8,460,965
RETAIL	6.3%
Klepierre		924,446	36,341,109
TOTAL FRANCE			44,802,074
GERMANY	9.3%
REAL ESTATE
DIVERSIFIED	0.9%
TLG Immobilien AG		292,713	5,515,428
OFFICE	2.4%
Alstria Office REIT AG		1,097,188	13,755,519
RESIDENTIAL	6.0%
ADO Properties SA, 144Ac		251,551	8,476,096
Deutsche Wohnen AG		814,959	25,598,749
			34,074,845
TOTAL GERMANY			53,345,792
HONG KONG	15.3%
REAL ESTATE
DIVERSIFIED	12.1%
Cheung Kong Property Holdings Ltd.		3,747,500	22,979,383
Hang Lung Properties Ltd.		5,523,000	11,709,088
Sun Hung Kai Properties Ltd.		1,960,627	24,778,057
Wharf Holdings Ltd.\The		1,451,000	9,645,890
			69,112,418
OFFICE	0.8%
Hongkong Land Holdings Ltd. (USD)		716,513	4,535,527
RETAIL	2.4%
Link REIT		2,125,000	13,811,335
TOTAL HONG KONG			87,459,280

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
JAPAN	25.8%
REAL ESTATE
DIVERSIFIED	17.3%
Activia Properties		2,052	$9,674,028
Mitsubishi Estate Co., Ltd.		1,135,307	22,609,001
Mitsui Fudosan Co., Ltd.		1,407,597	32,577,967
Mori Hills REIT Investment Corp.		6,504	8,787,008
Nomura Real Estate Master Fund		5,739	8,681,542
Tokyo Tatemono Co., Ltd.		1,230,500	16,455,799
			98,785,345
OFFICE	5.4%
Hulic REIT		4,509	7,565,475
Kenedix Office Investment Corp.		2,160	12,419,423
Nippon Building Fund		1,945	10,767,187
			30,752,085
RESIDENTIAL	0.6%
Japan Rental Housing Investments		5,485	3,679,350
RETAIL	2.5%
Japan Retail Fund Investment Corp.		6,929	14,026,964
TOTAL JAPAN			147,243,744
NETHERLANDS	0.7%
REAL ESTATE—DIVERSIFIED
Nieuwe Steen Investments NV		1,122,945	4,237,716
NORWAY	1.2%
REAL ESTATE—OFFICE
Entra ASA, 144Ac		685,624	6,808,324
SINGAPORE	1.9%
REAL ESTATE
HEALTH CARE	0.3%
Parkway Life Real Estate Investment Trust		1,212,100	1,975,318
RETAIL	1.6%
CapitaLand Mall Trust		6,991,700	9,100,821
TOTAL SINGAPORE			11,076,139

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
SPAIN	2.2%
REAL ESTATE—DIVERSIFIED
Hispania Activos Inmobiliarios SA		541,260	$6,378,436
Merlin Properties Socimi SA		554,893	6,033,839
			12,412,275
SWEDEN	2.0%
REAL ESTATE—DIVERSIFIED
Atrium Ljungberg AB		344,356	5,378,554
Fastighets AB Balder, Class Bb		306,502	6,193,557
			11,572,111
UNITED KINGDOM	11.9%
REAL ESTATE
DIVERSIFIED	0.9%
LondonMetric Property PLC		2,703,294	5,180,543
HEALTH CARE	1.8%
Assura PLC		14,970,901	10,516,577
INDUSTRIALS	3.8%
Segro PLC		3,848,258	21,725,815
OFFICE	0.5%
Workspace Group PLC		307,072	2,997,209
RESIDENTIAL	1.4%
UNITE Group PLC/The		1,066,136	7,962,269
RETAIL	0.7%
Capital & Regional PLC		5,460,464	3,701,211
SELF STORAGE	2.8%
Big Yellow Group PLC		1,874,393	15,835,061
TOTAL UNITED KINGDOM			67,918,685
TOTAL COMMON STOCK (Identified cost—$540,080,662)			566,246,875

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40%[d]		1,800,000	$1,800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,800,000)			1,800,000
TOTAL INVESTMENTS (Identified cost—$541,880,662)	99.3%		568,046,875
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7		3,887,463
NET ASSETS	100.0%		$571,934,338

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.5% of the net assets of the Fund.

b  Non-income producing security.

c  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $15,284,420 or 2.7% of the net assets of the Fund, of which 0.0% are illiquid.

d  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

Sector Summary	% of Net Assets
Diversified	46.0
Retail	22.6
Office	13.1
Residential	7.2
Self Storage	4.2
Industrials	3.8
Health Care	2.1
Other	1.0
100.0

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments in securities, at value (Identified cost—$541,880,662)	$568,046,875
Cash	1,901,686
Receivable for:
Fund shares sold	2,170,189
Dividends	1,911,530
Investment securities sold	1,252,093
Other assets	7,311
Total Assets	575,289,684
LIABILITIES:
Payable for:
Fund shares redeemed	1,960,527
Investment securities purchased	623,653
Investment advisory fees	398,084
Shareholder servicing fees	92,719
Administration fees	29,837
Distribution fees	3,993
Directors' fees	145
Other liabilities	246,388
Total Liabilities	3,355,346
NET ASSETS	$571,934,338
NET ASSETS consist of:
Paid-in capital	$1,215,146,836
Dividends in excess of net investment income	(10,508,420)
Accumulated net realized loss	(658,822,756)
Net unrealized appreciation	26,118,678
$571,934,338

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2016

CLASS A SHARES:
NET ASSETS	$55,706,969
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,519,496
Net asset value and redemption price per share	$10.09
Maximum offering price per share ($10.09 ÷ 0.955)[a]	$10.57
CLASS C SHARES:
NET ASSETS	$46,422,151
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,645,705
Net asset value and offering price per share[b]	$9.99
CLASS I SHARES:
NET ASSETS	$469,538,903
Shares issued and outstanding ($0.001 par value common stock outstanding)	46,271,749
Net asset value, offering and redemption price per share	$10.15
CLASS R SHARES:
NET ASSETS	$233,570
Shares issued and outstanding ($0.001 par value common stock outstanding)	22,972
Net asset value, offering and redemption price per share	$10.17
CLASS Z SHARES:
NET ASSETS	$32,745
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,227
Net asset value, offering and redemption price per share	$10.15

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Investment Income:
Dividend income (net of $2,005,103 of foreign withholding tax)	$20,565,829
Expenses:
Investment advisory fees	6,508,726
Distribution fees—Class A	175,304
Distribution fees—Class C	444,255
Distribution fees—Class R	363
Shareholder servicing fees—Class A	70,121
Shareholder servicing fees—Class C	148,085
Shareholder servicing fees—Class I	376,271
Administration fees	529,887
Transfer agent fees and expenses	147,487
Professional fees	143,902
Shareholder reporting expenses	101,493
Registration and filing fees	91,471
Custodian fees and expenses	73,405
Directors' fees and expenses	49,025
Miscellaneous	63,645
Total Expenses	8,923,440
Reduction of Expenses (See Note 2)	(1,293,393)
Net Expenses	7,630,047
Net Investment Income (Loss)	12,935,782
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	34,440,576
Foreign currency transactions	116,927
Net realized gain (loss)	34,557,503
Net change in unrealized appreciation (depreciation) on:
Investments	(47,485,244)
Foreign currency translations	(20,431)
Net change in unrealized appreciation (depreciation)	(47,505,675)
Net realized and unrealized gain (loss)	(12,948,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,390)

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income (loss)	$12,935,782	$13,701,608
Net realized gain (loss)	34,557,503	16,093,244
Net change in unrealized appreciation (depreciation)	(47,505,675)	(38,881,190)
Net increase (decrease) in net assets resulting from operations	(12,390)	(9,086,338)
Dividends and distributions to Shareholders from:
Net investment income:
Class A	(3,488,447)	(2,823,630)
Class C	(2,647,874)	(1,699,917)
Class I	(31,739,229)	(20,894,082)
Class R	(13,578)	(108)
Class Z	(1,681)	(121)
Return of capital:
Class A	(23,495)	—
Class C	(20,447)	—
Class I	(204,630)	—
Class R	(115)	—
Class Z	(13)	—
Total dividends and distributions to shareholders	(38,139,509)	(25,417,858)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(112,877,192)	(113,152,800)
Total increase (decrease) in net assets	(151,029,091)	(147,656,996)
Net Assets:
Beginning of year	722,963,429	870,620,425
End of year[a]	$571,934,338	$722,963,429

a  Includes dividends in excess of net investment income of $10,508,420 and $9,440,820, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.74	$11.23	$11.34	$11.30	$8.98
Income (loss) from investment operations:
Net investment income (loss)[a]	0.18	0.16	0.30 [b]	0.18	0.18
Net realized and unrealized gain (loss)	(0.21)	(0.33)	(0.04)	0.29	2.87
Total from investment operations	(0.03)	(0.17)	0.26	0.47	3.05
Less dividends and distributions to shareholders from:
Net investment income	(0.62)	(0.32)	(0.37)	(0.43)	(0.73)
Return of capital	(0.00)[c]	—	—	—	—
Total dividends and distributions to shareholders	(0.62)	(0.32)	(0.37)	(0.43)	(0.73)
Net increase (decrease) in net asset value	(0.65)	(0.49)	(0.11)	0.04	2.32
Net asset value, end of year	$10.09	$10.74	$11.23	$11.34	$11.30
Total investment return[d,e]	–0.38%	–1.58%	2.30%	4.32%	34.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$55.7	$78.6	$121.7	$163.4	$219.1
Ratio of expenses to average daily net assets (before expense reduction)	1.47%	1.48%[f]	1.46%	1.53%	1.56%
Ratio of expenses to average daily net assets (net of expense reduction)	1.34%	1.36%[f]	1.35%	1.35%	1.56%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.53%	1.31%[f]	2.53%	1.37%	1.75%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.66%	1.43%[f]	2.64%	1.55%	1.75%
Portfolio turnover rate	68%	73%	101%	93%	76%

a  Calculation based on average shares outstanding.

b  33.3% of gross income was attributable to dividends paid by Westfield Corp.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.47% and 1.35%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 1.32% and 1.44%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.63	$11.12	$11.23	$11.19	$8.90
Income (loss) from investment operations:
Net investment income (loss)[a]	0.11	0.08	0.22 [b]	0.10	0.11
Net realized and unrealized gain (loss)	(0.21)	(0.32)	(0.04)	0.29	2.84
Total from investment operations	(0.10)	(0.24)	0.18	0.39	2.95
Less dividends and distributions to shareholders from:
Net investment income	(0.54)	(0.25)	(0.29)	(0.35)	(0.66)
Return of capital	(0.00)[c]	—	—	—	—
Total dividends and distributions to shareholders	(0.54)	(0.25)	(0.29)	(0.35)	(0.66)
Net increase (decrease) in net asset value	(0.64)	(0.49)	(0.11)	0.04	2.29
Net asset value, end of year	$9.99	$10.63	$11.12	$11.23	$11.19
Total investment return[d,e]	–0.98%	–2.23%	1.60%	3.64%	33.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$46.4	$65.5	$80.8	$109.8	$134.1
Ratio of expenses to average daily net assets (before expense reduction)	2.12%	2.13%[f]	2.11%	2.18%	2.21%
Ratio of expenses to average daily net assets (net of expense reduction)	1.99%	2.01%[f]	2.00%	2.00%	2.21%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.88%	0.63%[f]	1.83%	0.70%	1.07%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.01%	0.75%[f]	1.94%	0.88%	1.07%
Portfolio turnover rate	68%	73%	101%	93%	76%

a  Calculation based on average shares outstanding.

b  33.3% of gross income was attributable to dividends paid by Westfield Corp.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.12% and 2.00%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.64% and 0.76%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.80	$11.29	$11.40	$11.36	$9.02
Income (loss) from investment operations:
Net investment income (loss)[a]	0.22	0.20	0.33 [b]	0.22	0.21
Net realized and unrealized gain (loss)	(0.21)	(0.33)	(0.03)	0.29	2.90
Total from investment operations	0.01	(0.13)	0.30	0.51	3.11
Less dividends and distributions to shareholders from:
Net investment income	(0.66)	(0.36)	(0.41)	(0.47)	(0.77)
Return of capital	(0.00)[c]	—	—	—	—
Total dividends and distributions to shareholders	(0.66)	(0.36)	(0.41)	(0.47)	(0.77)
Net increase (decrease) in net asset value	(0.65)	(0.49)	(0.11)	0.04	2.34
Net asset value, end of year	$10.15	$10.80	$11.29	$11.40	$11.36
Total investment return[d]	0.00%[e]	–1.18%	2.63%	4.65%	34.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$469.5	$578.8	$668.2	$628.5	$659.1
Ratio of expenses to average daily net assets (before expense reduction)	1.19%	1.19%[f]	1.19%	1.23%	1.27%
Ratio of expenses to average daily net assets (net of expense reduction)	0.99%	1.01%[f]	1.00%	1.00%	1.27%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.81%	1.58%[f]	2.68%	1.65%	2.04%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	2.01%	1.76%[f]	2.87%	1.89%	2.04%
Portfolio turnover rate	68%	73%	101%	93%	76%

a  Calculation based on average shares outstanding.

b  33.3% of gross income was attributable to dividends paid by Westfield Corp.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Amount is less than 0.005%.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.18% and 1.00%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 1.59% and 1.77%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
Per Share Operating Performance:	For the Year Ended December 31, 2016	For the Period October 1, 2015[a] through December 31, 2015
Net asset value, beginning of period	$10.79	$10.88
Income (loss) from investment operations:
Net investment income (loss)[b]	0.16	0.02
Net realized and unrealized gain (loss)	(0.16)	0.01
Total from investment operations	—	0.03
Less dividends and distributions to shareholders from:
Net investment income	(0.62)	(0.12)
Return of capital	(0.00)[c]	—
Total dividends and distributions to shareholders	(0.62)	(0.12)
Net increase (decrease) in net asset value	(0.62)	(0.09)
Net asset value, end of period	$10.17	$10.79
Total investment return[d]	–0.05%	0.26%[e]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$233.6	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.62%	1.63%[f,g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.49%	1.51%[f,g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.34%	0.70%[f,g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.47%	0.82%[f,g]
Portfolio turnover rate	68%	73%[e]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.62% and 1.50%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.71% and 0.83%, respectively.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
Per Share Operating Performance:	For the Year Ended December 31, 2016	For the Period October 1, 2015[a] through December 31, 2015
Net asset value, beginning of period	$10.79	$10.88
Income (loss) from investment operations:
Net investment income (loss)[b]	0.23	0.04
Net realized and unrealized gain (loss)	(0.21)	0.00 [c]
Total from investment operations	0.02	0.04
Less dividends and distributions to shareholders from:
Net investment income	(0.66)	(0.13)
Return of capital	(0.00)[c]	—
Total dividends and distributions to shareholders	(0.66)	(0.13)
Net increase (decrease) in net asset value	(0.64)	(0.09)
Net asset value, end of period	$10.15	$10.79
Total investment return[d]	0.09%	0.39%[e]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$32.7	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.12%	1.13%[f,g]
Ratio of expenses to average daily net assets (net of expense reduction)	0.99%	1.01%[f,g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	2.02%	1.20%[f,g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	2.15%	1.32%[f,g]
Portfolio turnover rate	68%	73%[e]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.12% and 1.00%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 1.21% and 1.33%, respectively.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers International Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is total return. On June 16, 2015, the Board of Directors of the Fund approved the Fund's offering of Class R and Class Z shares. Class R and Class Z shares became available for investment on October 1, 2015, on which date the Fund sold 919 shares each of Class R and Class Z for $20,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2016, there were $397,488,954 of securities transferred from Level 2 to Level 1, which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of December 31, 2016.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$87,518,726	$84,395,507	$—	$3,123,219	[a]
Other Countries	478,728,149	478,728,149	—	—
Short-Term Investments	1,800,000	—	1,800,000	—
Total Investments[b]	$568,046,875	$563,123,656	$1,800,000	$3,123,219

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock— Australia
Balance as of December 31, 2015	$—
Change in unrealized appreciation (depreciation)	3,123,219
Balance as of December 31, 2016	$3,123,219

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2016, which were valued using significant unobservable inputs (Level 3) amounted to $3,123,219.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2016	Valuation Technique	Unobservable Inputs	Input Values
Common Stock— Australia	$3,123,219	Estimated Distributions Less Discount Rate	Discount Rate	10.00%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Common Stock—Australia is a discount rate to reflect the uncertainty regarding the amount and timing of distributions. Significant increases (decreases) in this input may result in a materially lower (higher) fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2016, a portion of the dividends have been reclassified to distributions from return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund up to and including $1.5 billion and 0.85% of the average daily net assets above $1.5 billion.

For the year ended December 31, 2016, and through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares 1.50% for Class R shares and 1.00% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2016, fees waived and/or expenses reimbursed totaled $1,293,393.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily net assets of the Fund. For the year ended December 31, 2016, the Fund incurred $411,077 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2016, the Fund has been advised that the distributor received $601, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $234 and $1,723 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $8,207 for the year ended December 31, 2016.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2016, totaled $462,010,348 and $603,895,628, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2016	2015
Ordinary income	$37,890,809	$25,417,858
Return of capital	248,700	—
Total dividends and distributions	$38,139,509	$25,417,858

As of December 31, 2016, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$562,903,475
Gross unrealized appreciation	$31,430,556
Gross unrealized depreciation	(26,287,156)
Net unrealized appreciation (depreciation)	$5,143,400

As of December 31, 2016, the Fund had a net capital loss carryforward of $638,056,734, which may be used to offset future capital gains. These losses are a short-term capital loss carryover of which $572,102,309 will expire on December 31, 2017, $59,806,588 will expire on December 31, 2018 and $6,147,837, which under current federal income tax rules, may offset capital gains recognized in any future period. In addition, the Fund incurred short-term capital losses of $2,948,366, long-term capital losses of $6,523,881 and ordinary losses of $779,382 after October 31, 2016, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2016, the Fund had net capital loss carryforwards of $825,544,890 which expired unused.

As of December 31, 2016, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gains on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and the expiration of capital loss carryforward. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was credited $801,657,463, dividends in excess of net investment income was credited $23,887,427 and paid-in-capital was charged $825,544,890. Net assets were not affected by this reclassification.

Note 5. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is now authorized to issue 1.8 billion shares of capital stock, at a par value of $0.001 per share, classified in five classes as follows: 250 million of Class A capital stock, 250 million of Class C capital stock, 300 million of Class I capital stock, 250 million of

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Class R capital stock and 250 million of Class Z capital stock. The additional 500 million authorized shares of capital stock are for future share classes that are not yet effective and issued. The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A:
Sold	352,636	$3,773,674	1,967,901	$22,858,045
Issued as reinvestment of dividends	284,943	2,933,728	213,319	2,361,460
Redeemed	(2,434,226)	(26,437,591)	(5,702,148)	(66,181,785)
Net increase (decrease)	(1,796,647)	$(19,730,189)	(3,520,928)	$(40,962,280)
Class C:
Sold	106,346	$1,104,890	471,717	$5,367,823
Issued as reinvestment of dividends	179,762	1,827,929	103,600	1,136,125
Redeemed	(1,803,909)	(19,165,669)	(1,672,464)	(18,724,906)
Net increase (decrease)	(1,517,801)	$(16,232,850)	(1,097,147)	$(12,220,958)
Class I:
Sold	6,167,047	$66,793,851	9,850,400	$113,574,168
Issued as reinvestment of dividends	2,799,154	28,979,910	1,555,699	17,268,069
Redeemed	(16,308,305)	(172,960,347)	(16,957,727)	(190,831,799)
Net increase (decrease)	(7,342,104)	$(77,186,586)	(5,551,628)	$(59,989,562)
Class R:[a]
Sold	26,069	$287,549	919	$10,000
Issued as reinvestment of dividends and distributions	1,287	13,124	—	—
Redeemed	(5,303)	(52,520)	—	—
Net increase (decrease)	22,053	$248,153	919	$10,000

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class Z:[a]
Sold	2,200	$23,189	919	$10,000
Issued as reinvestment of dividends	108	1,091	—	—
Net increase (decrease)	2,308	$24,280	919	$10,000

a  Inception date of October 1, 2015.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $50,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 22, 2016. The Fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. As approved by the Board of Directors on December 8, 2015, the Fund did not renew the credit agreement.

During the period January 1, 2016 through January 22, 2016, the Fund did not borrow under the credit agreement.

Note 7. Other Risks

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund's foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, over-the-counter (OTC) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Non-Diversification Risk: As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund's relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events may result in market volatility and may leave long lasting impacts on both the U.S. and worldwide financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The June 2016 vote in the United Kingdom (UK) calling for the exit of the UK from the European Union (referred to as Brexit), may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK, or in a European Union member country, may have significant adverse economic effect on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. or global securities markets.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule is effective for financial statements filed with the SEC on or after August 1, 2017.

Management is currently evaluating the impact the adoption of this guidance will have on the Fund's financial statements and does not expect any impact to the Fund's net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers International Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers International Realty Fund, Inc. (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2017

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

TAX INFORMATION—2016 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $10,156,416.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $1,943,759. The Fund generated net foreign source income of $22,567,741 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, Chairman of CSCM; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University since 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001; Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014; Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Jon Cheigh 1972	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Jon Cheigh
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—IRFAX
C—IRFCX
I—IRFIX
R—IRFRX
Z—IRFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers International Realty Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INTERNATIONAL REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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IRFAXAR

Annual Report December 31, 2016

Cohen & Steers International Realty Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Gerald J. Maginnis and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert.”  Mr. Clark, Mr. Maginnis and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
Audit Fees	$55,700	$55,700
Audit-Related Fees	$0	$0
Tax Fees	$6,600	$6,600
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2016	2015
Registrant	$6,600	$6,600
Investment Advisor	$0	$0

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date:	March 8, 2017